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                                                                 Exhibit 10.4(f)

                        AIR PRODUCTS AND CHEMICALS, INC.

                           SUPPLEMENTARY PENSION PLAN
                         AND PRIVATE ANNUITY AGREEMENTS

                                 AMENDMENT NO. 4
                                     to the
                      AMENDED AND RESTATED TRUST AGREEMENT


      This Amendment No. 4 is made and entered into as of the 1st day of May, 1997, by and between Air Products and Chemicals, Inc. (the "Company") and PNC Bank, N.A. (previously Provident National Bank) (the "Trustee"). Capitalized terms not defined herein are defined in Article V of the Trust Agreement, as such term is defined below.

      WHEREAS, the Company and the Trustee entered into a Trust Agreement dated December 1, 1987, which agreement was amended as of June 14, 1989; and

      WHEREAS, the Company and the Trustee, with the consent of the Participant Representatives, entered into (a) an Amended and Restated Trust Agreement as of October 31, 1989 which reflected, among other things, the delivery to the Trustee of a replacement Letter of Credit upon the expiration of the initial Letter of Credit, and (b) Amendment Nos. 1, 2 and 3 to the Amended and Restated Trust Agreement as of April 25, 1991, April 30, 1993 and May 1, 1995, respectively, (such Amended and Restated Trust Agreement as so amended being referred to herein as the "Trust Agreement"), which Amendments No. 1, 2 and 3 reflected, among other things, the delivery to the Trustee of amendments to the Letter of Credit extending the term and changing the amount of the Letter of Credit; and

      WHEREAS, in view of the fact that the Letter of Credit will expire on May 18, 1997, the Company and the Trustee have determined to amend again, with the consent of the Participant Representatives, Subsection 1.01(a) of the Trust Agreement to reflect the delivery to the Trustee of an amendment to the Letter of Credit currently held by the Trustee;
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      NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the parties hereto, intending to be legally bound, agree as follows:

      The first paragraph of Section 1.01(a) of the Trust Agreement shall be amended to read in its entirety as follows:

            Initial Establishment of the Trust and Funding of Trust Amount. The Company has established with the Trustee a trust (the "Trust") consisting of such sums of money and/or assets as from time to time shall be paid or delivered to the Trustee (less such amounts distributed from the Trust pursuant to Sections 2.02, 2.03, 2.05 and 4.02 hereof or otherwise pursuant to the terms of this Trust Agreement), in whatever form held or invested as provided herein (the "Trust Fund"). The Company, concurrently with the establishment of the Trust, delivered to the Trustee to be held in the Trust $100.00 in cash and a "Letter of Credit", as defined in
      Article V hereof, in the amount of twenty-nine million dollars ($29,000,000.00). As of October 31, 1989, the Company delivered to the Trustee a replacement Letter of Credit in the amount of thirty-five million dollars ($35,000,000.00). The Company subsequently delivered to the Trustee amendments dated April 18, 1991 and April 25, 1991 to the Letter of Credit, which respectively extended the term of the Letter of Credit and decreased the amount of the Letter of Credit to thirty million dollars ($30,000,000.00). The Company subsequently delivered to the Trustee an amendment to the Letter of Credit dated April 30, 1993 which, among other things, extended the term of the Letter of Credit and increased the amount of the Letter of Credit to thirty-four million dollars ($34,000,000.00); an amendment to the Letter of Credit dated May 1, 1995 which, among other things, extended the term of the Letter of Credit and increased the amount of the Letter of Credit to forty million dollars ($40,000,000.00); and an amendment to the Letter of Credit dated May 1, 1996 which increased the amount of the Letter of Credit to forty-four million dollars ($44,000,000.00). The Company has delivered to the Trustee an amendment to the Letter of Credit dated May 1, 1997 which, among other things, extends the term of the Letter of Credit and increases
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      the amount of the Letter of Credit to fifty-five million dollars
      ($55,000,000.00) during the extended term thereof (the "Trust Amount"). It is further contemplated that the Company may deliver another amendment to the Letter of Credit which would increase the amount of the Letter of Credit to sixty million dollars ($60,000,000.00) during the second year of the extended term thereof (the "Trust Amount" if and when so increased).

      IN WITNESS WHEREOF, the parties have executed this AMENDMENT NO. 4 TO THE TRUST AGREEMENT as of the date set forth above.


                                            AIR PRODUCTS AND CHEMICALS, INC.


Attest:
                                            By: /s/ J. P. McAndrew
                                                ------------------------------
                                                J. P. McAndrew
                                                Vice President - Human Resources


/s/ Karen G. Wright
------------------------------
      Assistant Secretary


                                            PNC BANK, N.A.


Attest:
                                            By: /s/ Peter M. Van Dine
                                                ------------------------------
                                                Peter M. Van Dine
                                                Vice President

/s/ Ralph H. Hood
------------------------------
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      IN WITNESS WHEREOF, the undersigned Participant Representatives, effective as of the 1st day of May, 1997, have executed this Amendment No. 4 to the Trust Agreement in evidence of their consent to the amendments made thereto which are set forth above.



                                          /s/ J. H. Agger
                                             -----------------------------------
                                             J. H. Agger
                                             Participant Representative



                                          /s/ L. J. Daley
                                             -----------------------------------
                                             L. J. Daley
                                             Participant Representative



                                          /s/ A. H. Kaplan
                                             -----------------------------------
                                             A. H. Kaplan
                                             Participant Representative



                                          /s/ J. P. McAndrew
                                             -----------------------------------
                                             J. P. McAndrew
                                             Participant Representative